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                             SEI DAILY INCOME TRUST

                                MONEY MARKET FUND
                              PRIME OBLIGATION FUND
                                 GOVERNMENT FUND
                               GOVERNMENT II FUND
                                  TREASURY FUND
                                TREASURY II FUND


                     SUPPLEMENT DATED SEPTEMBER 13, 2001 TO
                       THE PROSPECTUSES DATED MAY 31, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUSES.

The following disclosure is inserted at the end of the paragraph under How to Purchase Shares that defines a Business Day.

From September 13, 2001, until the reopening of the New York Stock Exchange, for each of the Money Market, Prime Obligation, Government, Government II, Treasury and Treasury II Funds, a Business Day will be any weekday, other than a federal holiday, unless the Fund determines that being open for business is not in the best interest of shareholders.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE